                                                Amendment No. 2

                                      To the A318/A319 Purchase Agreement
                                          Dated as of March 10, 2000

                                                    between

                                                AVSA, S.A.R.L.

                                                      and

                                            FRONTIER AIRLINES, INC.

This Amendment No. 2 (hereinafter referred to as the "Amendment") is entered into as of October _____, 2000, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the
Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac,
France (hereinafter referred to as the "Seller"), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 12015 East 46th Avenue, Suite 200, Denver, CO 80239-3116, USA (hereinafter referred to as the "Buyer").

                                                  WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A318/A319 Purchase Agreement, dated as of March 10, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A318-100 and
A319-100 model aircraft (the "Aircraft") which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of July 17, 2000, is hereinafter called the
"Agreement".

WHEREAS, the Buyer and the Seller have agreed to make changes to the delivery schedule of the Aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS
         -----------

         Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.       CLAUSE 9:  DELIVERY SCHEDULE
         ----------------------------

2.1      The Buyer and the Seller agree to *.

2.2      As a consequence of Paragraph 2.1 above, the delivery schedule set forth in Clause 9.1.1 of the
         Agreement is hereby canceled and replaced by the following quoted provisions:

         QUOTE

    Firm Aircraft   A/C ID      Aircraft Type                                     Delivery
    --------------  ------      -------------                                     --------
    No.
    ---

         1          *           *                                                 *
         2          *           *                                                 *
         3          *           *                                                 *
         4          *           *                                                 *
         5          *           *                                                 *
         6          *           *                                                 *

         7          *           *                                                 *
         8          *           *                                                 *
         9          *           *                                                 *

         10         *           *                                                 *

         11         *           *                                                 *
         12         *           *                                                 *

    Option          A/C ID        Aircraft Type                                     Delivery
    -------         ------        -------------                                     --------
    Aircraft No.
    -----------

         1          *             *                                                 *

         2          *             *                                                 *
         3          *             *                                                 *
         4          *             *                                                 *
         5          *             *                                                 *

         6          *             *                                                 *

         7          *             *                                                 *

         8          *             *                                                 *

         9          *             *                                                 *

         UNQUOTE

3.       PREDELIVERY PAYMENTS
         --------------------

         As a result of the  rescheduling  set forth in  Paragraph  2.1,  the Buyer  will make to the Seller on signature of this Amendment all Predelivery Payments then due.

4.       EFFECT OF THE AMENDMENT
         -----------------------

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This
         Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both  parties  agree  that this  Amendment  will  constitute  an  integral,  nonseverable  part of the
         Agreement and be governed by its  provisions,  except that if the Agreement  and this  Amendment  have specific provisions that are inconsistent,  the specific  provisions  contained in this Amendment will govern.

5.       CONFIDENTIALITY
         ---------------

         This  Amendment  is  subject  to the  confidentiality  provisions  set  forth  in  Clause  22.5 of the
         Agreement.

         IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                                              AVSA, S.A.R.L.

                                                              By: _________________

                                                              Its: _________________

                                                              Date: ________________

                                                              FRONTIER AIRLINES, INC.

                                                              By: __________________

                                                              Its: __________________

                                                              Date: ________________